UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant	|X|
Filed by a Party other than the Registrant	|_|

Check the appropriate box:

|_|	Preliminary Proxy Statement
|_|	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|	Definitive Proxy Statement
|X|	Definitive Additional Materials
|_|	Soliciting Material Pursuant to ss.240.14a-12

FLANIGAN’S ENTERPRISES, INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|	No fee required.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|	Fee paid previously with preliminary materials.

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EXPLANATORY NOTE

Flanigan’s Enterprises, Inc. (the “Company”) is filing this Schedule 14A solely to submit a corrected proxy card reflecting the nominees for the election of directors in Proposal 1 as Jeffrey D. Kastner, Michael B. Flanigan and M. E. Betsy Bennett together with a copy of the cover letter being transmitted to shareholders (the “Cover Letter”). The proxy materials delivered to the Company’s shareholders will include the corrected proxy card. Other than this change to the proxy card and the Cover Letter, the Proxy Statement remains unchanged.

FLANIGAN’S ENTERPRISES, INC.

5059 N.E. 18th Avenue

Fort Lauderdale, Florida 33334

February 3, 2016

To the Shareholders of Flanigan’s Enterprises, Inc.:

You may have recently received a Notice of the Annual Meeting of Shareholders and a Proxy Statement along with a proxy card for use in casting your vote for the proposals to be presented at the 2016 Annual Meeting of Shareholders of Flanigan’s Enterprises, Inc. (the “Company”) scheduled to be held on February 26, 2016. After mailing those materials to you, we discovered that the proxy card contained a printing error. In Proposal 1, Election of Directors, the three individuals listed should have been Jeffrey D. Kastner, Michael B. Flanigan and M. E. Betsy Bennett, as discussed in the Proxy Statement. On the proxy card you received, the name of Michael B. Flanigan was misspelled. We have therefore enclosed a corrected proxy card that properly lists Jeffrey D. Kastner, Michael B. Flanigan and M. E. Betsy Bennett as the directors standing for election at the 2016 Annual Meeting.

Whether or not you have previously completed and returned a proxy card, please sign, date and return the enclosed CORRECTED PROXY CARD. Your return of a properly executed CORRECTED PROXY CARD will supersede any proxy card you previously submitted. Please note that, as discussed in greater detail in the Proxy Statement, if no instructions are indicated, the proxies will be voted FOR the approval of the election of the three nominees as directors of the Company, and FOR the adoption of a non-binding resolution to approve the compensation of our named executive officers.

If you need assistance any questions or concerns regarding the CORRECTED PROXY CARD, please call me at 954-377-1961. We appreciate your attention to this matter.

Sincerely,

Jeffrey D. Kastner
Secretary
Fort Lauderdale, Florida
February 3, 2016

.. Flanigan’s Enterprises, Inc. IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting — CORRECTED PROXY CARD • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Annual Meeting — CORRECTED PROXY CARD Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on February 26, 2016 - the Proxy Statement including the Proxy Card and our 2015 Annual Report to Shareholders are available at our website at www.flanigans.net under the link “Financial.” However, no online voting is available. + Proposals — The Board of Directors recommends a vote FOR all the listed nominees and FOR Proposal 2. 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Jeffrey D. Kastner 02 - Michael B. Flanigan 03 - M.E. Betsy Bennett For Against Abstain 2. Advisory vote on executive compensation. NOTE: This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the listed nominees and FOR Proposal 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 0295AD .. 2016 Annual Meeting 2016 Annual Meeting of Flanigan's Enterprises, Inc. Shareholders February 26, 2016, 10:00 am Local Time 5059 N.E. 18th Avenue Ft. Lauderdale, FL 33334 • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — Flanigan’s Enterprises, Inc. Notice of 2016 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — February 26, 2016 The undersigned shareholder of Flanigan’s Enterprises, Inc., a Florida corporation (the “Company”) hereby constitutes and appoints Jeffrey D. Kastner and/or James G. Flanigan, or either of them as his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Flanigan's Enterprises, Inc, to be held at the Company's executive offices, 5059 N.E. 18th Avenue, Ft. Lauderdale, Florida 33334 on Friday, February 26, 2016 at 10:00 A.M. and at any adjournments or postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual -Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting. (Items to be voted appear on reverse side.)